UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2020 (September 13, 2020)

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Wiley Post Way, Suite 500, Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

Item 1.01               Entry into a Material Definitive Agreement

Registered Direct Offering

On September 13, 2020, ClearOne, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers named therein (the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a registered direct offering 2,116,050 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at an offering price of $2.4925 per share, (the “Registered Offering”). The Company expects to receive gross proceeds of approximately $5.275 million in connection with the Registered Offering, before deducting placement agent fees and related offering expenses.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties. Pursuant to the terms of the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of its Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) during the 30-day period following the closing of the Registered Offering.

The Shares in the Registered Offering are being offered by the Company pursuant to a registration statement on Form S-3 (File No. 333-248412), which was filed with the Securities and Exchange Commission (the “Commission”) on August 25, 2020 and was declared effective by the Commission on September 1, 2020 (the “Registration Statement”).

Concurrent Private Placement

In a concurrent private placement (the “Private Placement” and together with the Registered Offering, the “Offerings”), the Company agreed to issue to the Purchasers who participated in the Registered Offering warrants (the “Warrants” and collectively with the Shares, the “Securities”) exercisable for an aggregate of 1,058,025 shares of Common Stock at an exercise price of $2.43 per share. Each Warrant will be immediately exercisable and will expire five years from the issuance date. The Warrants and the shares of our Common Stock issuable upon the exercise of the Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), were not offered pursuant to the Registration Statement and were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act, and Rule 506(b) promulgated thereunder.

A holder (together with its affiliates) may not exercise any portion of the Warrant to the extent that the holder would own more than 4.99% (or, at the holder’s option upon issuance, 9.99%) of the Company’s outstanding Common Stock immediately after exercise. However, upon at least 61 days’ prior notice from the holder to the Company, a holder with a 4.99% ownership blocker may increase the amount of ownership of outstanding Common Stock after exercising the holder’s Warrant up to 9.99% of the number of the Company’s Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrant.

Pursuant to the terms of the Purchase Agreement, the Company agreed to use best efforts to cause a registration statement on Form S-1 providing for the resale by holders of shares of its Common Stock issuable upon the exercise of the Warrants, to become effective 90 days following the date of the Purchase Agreement and to keep such registration statement effective at all times.

The Offerings are expected to close on or about September 16, 2020, subject to customary closing conditions.

Pursuant to a letter agreement, dated August 10, 2020 (the “Engagement Letter”), the Company engaged H.C. Wainwright & Co., LLC (the “Placement Agent”) as placement agent in connection with the Offerings. The Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Securities. The Company agreed to pay to the Placement Agent a cash fee of 6.0% of the aggregate gross proceeds raised in the Offerings. The Company also agreed to reimburse the Placement Agent for its out-of-pocket expenses, including fees and expenses of counsel, incurred in connection with the Offering in the amount of $50,000, and to pay $12,900 for the Placement Agent’s clearing fees. Pursuant to the terms of the Engagement Letter, the Placement Agent has the right, for a period of twelve months following the closing of the Offerings, to act as sole book-running manager, sole underwriter or sole placement agent in connection with certain debt and equity financing transactions by the Company.

The foregoing summaries of the Purchase Agreement and the Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

On September 14, 2020, the Company issued a press release in connection with the Offerings, which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

A copy of the opinion of Seyfarth Shaw LLP. relating to the legality of the issuance and sale of the Shares in the Registered Offering is attached as Exhibit 5.1 hereto. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 3.02              Unregistered Sale of Equity Securities

The disclosure of the Concurrent Private Placement under Item 1.01 above is incorporate herein by reference.

Item 8.01              Other Events

In the prospectus supplement to the Registration Statement to be filed with the Commission in connection with the Registered Offering, the Company intends to include the following disclosure under the heading “Risk Factors” regarding certain additional risk factors that could affect its business, financial condition, operating results and cash flows, which should be read in connection with the existing disclosure on risk factors made in the Company’s most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other filings made with the Commission:

As a result of Edward D. Bagley’s significant share ownership position in the Company,  he is able to influence corporate matters.

Based solely on filings by Edward D. Bagley under Regulation 13D and Section 16 of the Exchange Act, Mr. Bagley beneficially owns approximately 44.7% of our outstanding shares of common stock.  Pursuant to the Note Purchase Agreement, dated December 8, 2019, by and between Mr. Bagley and the Company, Mr. Bagley also has a security interest in substantially all of the assets of the Company as well as certain observer rights with respect to meetings of our board of directors.  In addition, Mr. Bagley’s daughter, Lisa Higley, is a member of our board of directors.  Based on Mr. Bagley’s significant share ownership, as well as his security interests in substantially all of our assets, Mr. Bagley will be able to significantly influence who serves on our board of directors and the outcome of matters required to be submitted to our stockholders for approval, including, without limitation, decisions relating to the outcome of any proposed merger or consolidation of our company and Mr. Bagley’s significant interest in us may discourage third parties from seeking to acquire control of us, which may adversely affect the market price of our common stock. In addition, based solely on filings by other members of Mr. Bagley’s family and their family trusts under Regulation 13D and Section 16 of the Exchange Act, such family members and their family trusts collectively beneficially own an additional 22.5% of our outstanding shares of common stock, however, Mr. Bagley asserts he does not have control over and disclaims beneficial ownership of such shares. Mr. Bagley’s interests and the interests of his family and their family trusts may not be consistent with those of our other stockholders, including investors who purchase shares in this offering.

Management will have broad discretion as to the use of the proceeds from this offering, and we may not use the proceeds in ways that increase the value of your investment.

Our management will have broad discretion to use the net proceeds we receive from this offering, and you will be relying on the judgment of our management regarding the application of these proceeds. We have not designated any portion of the net proceeds from this offering to be used for any particular purpose other than for general corporate purposes and working capital. Our management could spend the proceeds in ways that do not necessarily improve our operating results or enhance the value of our common stock.

You will experience immediate dilution in the net tangible book value per share of the common stock you purchase.

As of June 30, 2020, the net tangible book value of our common stock was $23.6 million, or $1.42 per share. Because the price per share being offered is substantially higher than the net tangible book value per share of our common stock, there will be an immediate increase in pro forma as adjusted net tangible book value per share to our existing stockholders and immediate dilution in pro forma as adjusted net tangible book value per share to investors participating in this offering.

 We may require additional financing after completion of this offering which may not be available to us on acceptable terms or at all.

As of June 30, 2020, we had approximately $2.1 million of cash and cash equivalents.  After our receipt of the net proceeds from this offering, we anticipate having sufficient cash on hand, cash from future operations and cash from the sale of marketable securities to fund our operations for the next twelve months, however there can be no assurance that efforts to enforce our patents will be successful or that our marketing and sales efforts will progress as anticipated or that our cash generated from operations will be as expected.

If we are unsuccessful in completing this offering, management is uncertain that our current and anticipated cash on hand, cash from future operations and cash from the sale of marketable securities would be sufficient to support currently forecasted operations through at least the next twelve months, and we may need additional debt or equity financing in the next twelve months to execute our business plan and to be able to continue as a going concern.  If in the future, we fail to satisfy the continued listing standards of NASDAQ, we may not be able to sell shares of our common stock.  Accordingly, if additional debt or equity financings are needed, market conditions may limit our ability to raise capital on favorable terms, or at all, and the terms of any public or private offerings of debt or equity securities likely would be significantly dilutive to existing shareholders.

We cannot guarantee that we would be able to obtain any such additional debt or equity financing on commercially reasonable terms or at all. If we fail to obtain the necessary financing in this offering or in future debt or equity financing when needed, we may not be able to execute our business plan, which would have a material adverse effect on our growth strategy and our results of operations and financial condition as well as our overall ability to continue as a going concern. Management also believes that, if necessary, it can implement plans in the short term to conserve existing cash should additional financing activities be delayed.

Investors in this offering may suffer additional dilution as a result of future financing transactions.

If we issue additional common stock, or securities convertible into or exchangeable or exercisable for common stock, our stockholders, including investors who purchase shares of common stock in this offering, may experience additional dilution. We may not be able to sell shares or other securities in any other offering at a price per share that is equal to or greater than the price per share paid by investors in this offering, and investors purchasing shares or other securities in the future could have rights superior to existing stockholders.

The issuance of additional common stock may negatively impact the trading price of our common stock.

We have issued equity securities in the past, will issue equity securities in this offering and may continue to issue equity securities to finance our activities in the future. In addition, outstanding options and warrants to purchase our common stock may be exercised, outstanding secured convertible notes may be converted to shares of our common stock, and additional options and warrants may be issued, resulting in the issuance of additional shares of common stock. The issuance by us of additional shares of common stock, including the shares of common stock issued by us in this offering, would result in dilution to our stockholders, and even the perception that such an issuance may occur could have a negative impact on the trading price of our common stock.

The market price of our common stock is volatile, and the value of your investment could decline significantly.

The trading price for our common stock has been, and we expect it to continue to be, volatile.  The price at which our common stock trades depends upon a number of factors, including our historical and anticipated operating results, our financial situation, announcements of technological innovations or new products by us or our competitors, our ability or inability to continue the listing of our common stock on a national securities exchange, our ability or inability to raise the additional capital we may need and the terms on which we raise it, and general market and economic conditions, some of which are beyond our control.  These broad market fluctuations may lower the market price of our common stock and affect the volume of trading in our stock. If the market price of our common stock after this offering does not exceed the offering price, you may not realize any return on your investment and may lose some or all of your investment.

Because we do not intend to pay dividends on our common stock, stockholders will benefit from an investment in our stock only if it appreciates in value.

We currently intend to retain all future earnings, if any, for use in the operations and expansion of the business. As a result, we do not anticipate paying cash dividends in the foreseeable future. Any future determination as to the declaration and payment of cash dividends will be at the discretion of our board of directors and will depend on factors the board of directors deems relevant, including among others, our results of operations, financial condition and cash requirements, business prospects, and the terms of our secured convertible notes and other financing arrangements. Accordingly, realization of a gain on stockholders’ investments will depend on the appreciation of the price of our stock. There is no guarantee that our stock will appreciate in value.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title

4.1	Form of Common Stock Purchase Warrant.
5.1	Opinion of Seyfarth Shaw LLP.
10.1	Form of Securities Purchase Agreement.
23.1	Consent of Seyfarth Shaw LLP (Included in Exhibit 5.1).
99.1	Press Release of ClearOne, Inc. dated September 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: September 14, 2020	By:	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu
Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title

4.1	Form of Common Stock Purchase Warrant.
5.1	Opinion of Seyfarth Shaw LLP.
10.1	Form of Securities Purchase Agreement.
23.1	Consent of Seyfarth Shaw LLP (Included in Exhibit 5.1).
99.1	Press Release of ClearOne, Inc. dated September 14, 2020.